                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES

                                       OF

                        ARDEN INDUSTRIAL PRODUCTS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                           DATED AS OF JUNE 26, 1997
                                       OF

                          P O ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                           PARK-OHIO INDUSTRIES, INC.

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JULY 25, 1997, UNLESS THE OFFER IS EXTENDED

                        The Depositary for the Offer is:

                               NATIONAL CITY BANK

             BY MAIL:                 BY FACSIMILE TRANSMISSION       BY HAND OR OVERNIGHT DELIVERY:
                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
  National City Bank, Depositary         Fax: (216) 476-8367          National City Bank, Depositary
         P. O. Box 94720                                                Corporate Trust Operations
    Cleveland, Ohio 44101-4720                                          Third Floor -- North Annex
   (800) 622-6757 (SHAREHOLDER                                            4100 West 150th Street
            QUESTIONS)                                                  Cleveland, Ohio 44135-1385

                         CONFIRM FACSIMILE TRANSMISSION
                                 BY TELEPHONE:

                                 (216) 476-8049

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders if certificates for Shares (as defined below) are to be forwarded herewith or if tenders of Shares are to be made by book-entry transfer to the account maintained by the Depositary at the Depository Trust Company ("Depository Institution") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE DEPOSITORY INSTITUTION DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ]    CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY
       THE DEPOSITARY WITH THE DEPOSITORY INSTITUTION AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution
       -------------------------------------------------------------------------------------
       Depository Trust Company Account Number
       ---------------------------------------------------------------------
       Transaction Code Number
       -----------------------------------------------------------------------------------------

[ ]    CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
       SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s)
       ---------------------------------------------------------------------------------
       Date of Execution of Notice of Guaranteed Delivery
       --------------------------------------------------------------
       Name of Institution which Guaranteed Delivery
       ------------------------------------------------------------------
       If Delivered by Book-Entry Transfer:
       Name of Depository Institution
       ------------------------------------------------------------------------------------
       Account Number
       -----------------------------------------------------------------------------------------
       Transaction Code Number
       -----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                      SHARES TENDERED
              (PLEASE FILL IN, IF BLANK)                     (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER
                                                                           OF SHARES          NUMBER
                                                         CERTIFICATE      EVIDENCED BY      OF SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)*     TENDERED**
                                                       --------------------------------------------------

                                                       --------------------------------------------------

                                                       --------------------------------------------------

                                                       --------------------------------------------------

                                                       --------------------------------------------------

                                                       --------------------------------------------------

                                                         TOTAL SHARES
---------------------------------------------------------------------------------------------------------

  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Depositary are being tendered. See Instruction 4.
 ------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

 LADIES AND GENTLEMEN:

     The undersigned hereby tenders to P O Acquisition Corporation, a Minnesota corporation (the "Purchaser") and a wholly owned subsidiary of Park-Ohio Industries, Inc., an Ohio corporation, the above-described common shares, par value $.01 (the "Shares"), of Arden Industrial Products, Inc., a Minnesota corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the outstanding Shares at a price of $6.00 per Share net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 26, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

     Upon the terms and conditions of the Offer, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to,
(a) deliver such Share Certificates (as defined herein) or transfer ownership of such Shares on the account books maintained by the Depository Institution, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and the conditions of the Offer.

     The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered thereby which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise. This proxy and power of attorney is coupled with an interest in the Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares and no subsequent proxies will be given (or if given will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares immediately upon the Purchaser's acceptance of such Shares for payment.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto and acceptance for payment of such Shares will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

   Issue check and/or certificate(s) to:

   Name:
   ------------------------------------------------------
                                  Please Type or Print
   Address:
   ----------------------------------------------------

   ---------------------------------------------------------------
                               (Include Zip Code)

   ---------------------------------------------------------------
                  (Tax Identification or Social Security No.)
                 (See Substitute Form W-9 on Inside Back Cover)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail check and/or certificate(s) to:

   Name:
   ------------------------------------------------------
                                  Please Type or Print
   Address:
   ----------------------------------------------------

   ---------------------------------------------------------------
                               (Include Zip Code)

   ---------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                                   IMPORTANT
                                   SIGN HERE
                  (Please Complete Substitute Form W-9 below)

   -------------------------------------

   -------------------------------------
        (Signature(s) of Holder(s))
   Dated: ____________, 1997 (Must be
   signed by registered holder(s)
   exactly as name(s) appear(s) on stock
   certificate(s) or on a security
   position listing or by person(s)
   authorized to become registered
   holder(s) by certificate and
   documents transmitted herewith. If
   signature is by trustees, executors,
   administrators, guardians,
   attorneys-in-fact, officers of
   corporations or others acting in a
   fiduciary or representative capacity,
   please set forth full title and see
   Instruction 5.)

   -------------------------------------
   Name(s)
   -------------------------------------

   -------------------------------------
              (Please Print)

   Capacity (Full Title)

 -------------------------------------------------------------------------------
                                        Address
                                        -------------------------------------
                                                (Including Zip Code)

       -----------------------------------------------------------------------
       ---------------------------------   (Area Code and Telephone Number)
                                  (Tax Identification or Social Security Number)
                                              GUARANTEE OF SIGNATURE(S)
                                             (SEE INSTRUCTIONS 1 AND 5)
                                        Authorized Signature

 -------------------------------------------------------------------------------
                                        Name:
                                        -------------------------------------
                                                Please Type or Print

                                        Address:
                                        -------------------------------------
                                                 (Include Zip Code)
                                        Name of Firm:
                                        -------------------------------------
                                        Date:
                                        -------------------------------------,
                                        1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Depository Institution whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (ii) if such Shares are tendered for the account of a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Association Inc. (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Depository Institution of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates for all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary's account at a Depository Institution of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or facsimile thereof, properly completed and duly executed with any required signature guarantees), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery.

     IF MULTIPLE SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE DEPOSITARY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY DEPOSITORY INSTITUTION, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     If a Shareholder desires to tender Shares pursuant to the Offer and any certificate representing such Shares has been lost, stolen, mutilated or destroyed, such Shareholder should write to or telephone the Company's transfer agent, at the address listed below, concerning the procedures for obtaining replacement certificates for such Shares:

                          Norwest Shareowner Relations
                               Attention: Lost Securities
                               P.O. Box 64854
                               St. Paul, Minnesota 55164
                               (800) 380-1372

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares no tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, bank or trust company.

     9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part 2 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY THEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with his or her correct taxpayer identification number, on Substitute Form W-9 below. If such shareholder is an individual, the taxpayer identification number is his or her social security number. If a shareholder fails to provide a taxpayer identification number to the Depositary, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.) See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number) and that such shareholder is not subject to backup withholding because (1) such shareholder is exempt from backup withholding, (2) such shareholder has not been notified by the Internal Revenue Service that he or she is subject to withholding as a result of a failure to report all interest or dividends, or (3) the Internal Revenue Service has notified such shareholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------
 SUBSTITUTE                  PART 1 -- Please provide your correct TIN and certify PART 2 -- Awaiting TIN
                             by signing and dating below (See above for further   Please see Below. [ ]
 FORM W-9                    explanation).
                             --------------------------------------
                            -----------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) THE
 INTERNAL REVENUE SERVICE    INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE AND (2) I AM
                             NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP
 PAYER'S REQUEST FOR         WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
 TAXPAYER IDENTIFICATION     (THE IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE
 NUMBER (TIN)                TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I
                             AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU MUST CROSS OUT ITEM (2)
                             ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                             BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR
                             RETURN.
                            -----------------------------------------------------------------------------

                                                                                  Date:
                                                                                  -------------------
                             SIGNATURE:
                             ------------------------------------------------
                             ADDRESS:
                             ---------------------------------------------------
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                   CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  ------------------------------------------------   ------------------------------------------------
                     Signature                                             Date

--------------------------------------------------------------------------------

                    This Information Agent for the Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                                11 Commerce Road
                        Carlstadt, New Jersey 07072-2586

                         CALL TOLL-FREE (800) 640-6242

                      The Dealer Manager for the Offer is:

                         VALUE INVESTING PARTNERS, INC.
                              1853 Post East Road
                          Westport, Connecticut 06880

                        FOR INFORMATION CALL TOLL-FREE:
                                 (800) 489-2190